                                                                   EXHIBIT 4.04


                          SOUTHWEST GAS CORPORATION


                                      TO


                  HARRIS TRUST AND SAVINGS BANK, as Trustee



                        SECOND SUPPLEMENTAL INDENTURE

                        DATED AS OF DECEMBER 30, 1996






                     -----------------------------------


                        SUPPLEMENTING AND AMENDING THE
                     INDENTURE DATED AS OF JULY 15, 1996


                     -----------------------------------




                         MEDIUM-TERM NOTES, SERIES A

                               TABLE OF CONTENTS
                                                                        Page
                                                                        ----

PARTIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
RECITALS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

                                 ARTICLE ONE

               DEFINITIONS WITH RESPECT TO MEDIUM-TERM NOTES. . . . . . . 1

SECTION 1.1.   ORIGINAL INDENTURE TERMS . . . . . . . . . . . . . . . . . 1

SECTION 1.2.   MODIFICATION OF TERMS. . . . . . . . . . . . . . . . . . . 2

                                 ARTICLE TWO

                    TERMS OF SERIES A MEDIUM-TERM NOTES . . . . . . . . . 3

SECTION 2.1.   GENERAL TERMS AND CONDITIONS OF THE SERIES A
               MEDIUM-TERM NOTES. . . . . . . . . . . . . . . . . . . . . 3

SECTION 2.2    FORM OF FLOATING RATE NOTE . . . . . . . . . . . . . . . . 3

SECTION 2.3.   FORM OF FIXED RATE NOTE. . . . . . . . . . . . . . . . . .26

                                ARTICLE THREE

               CONTINUED APPLICABILITY OF REMAINING PROVISIONS
                         OF THE ORIGINAL INDENTURE. . . . . . . . . . . .35

SECTION 3.1    CONTINUED APPLICABILITY. . . . . . . . . . . . . . . . . .35

SIGNATURES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . S-1

          SECOND SUPPLEMENTAL INDENTURE, dated as of December 30, 1996, between SOUTHWEST GAS CORPORATION, a corporation duly organized and existing under the laws of the State of California (the "Company"), having its principal office at 5241 Spring Mountain Road, P. O. Box 98510, Las Vegas, Nevada 89193-8510, and HARRIS TRUST AND SAVINGS BANK, an Illinois banking corporation, as Trustee (the "Trustee").


                           RECITALS OF THE COMPANY

          WHEREAS, the Company and the Trustee have executed and delivered an Indenture dated as of July 15, 1996 (the "Original Indenture" and as amended by the First Supplement Indenture, as hereinafter defined, and this Second Supplement Indenture, the "Indenture") providing for the issuance from time time by the Company of its unsecured debentures, notes or other evidences of indebtedness (the "Debentures") to be issued in one or more series as provided in the Original Indenture; and

          WHEREAS, the Company has duly authorized the execution and delivery of a First Supplemental Indenture to the Original Indenture (the "First Supplemental Indenture") to provide for the issuance of two series of debentures known as 7-1/2% Debentures, Due 2006 and 8% Debentures, Due 2026; and

          WHEREAS, the Company has duly authorized the execution and delivery of this Second Supplemental Indenture to provide for the issuance of a series of medium-term notes to be known as Medium-Term Notes, Series A (the "Series A MTNs"); and

          WHEREAS, all things necessary to make this Second Supplemental Indenture a valid agreement of the Company, in accordance with its terms, have been done.

          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Series A MTNs by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Series A MTNs as follows:


                                 ARTICLE ONE

            DEFINITIONS WITH RESPECT TO SERIES A MEDIUM-TERM NOTES

          SECTION 1.1 ORIGINAL INDENTURE TERMS. Except as otherwise provided in this Second Supplemental Indenture, all terms used in this Second Supplemental Indenture which are defined in the Original Indenture or the First Supplemental Indenture shall have the meanings assigned to them in the Original Indenture or the First Supplemental Indenture.


          SECTION 1.2. MODIFICATION OF TERMS. The following defined terms used in the Original Indenture shall have the following meanings when used with respect to the Series A MTNs:

          (a) "Fixed Rate Notes" means the Series A MTNs bearing a fixed rate of interest (which may be zero) authenticated and delivered under the Indenture.

          (b) "Floating Rate Notes" means the Series A MTNs bearing a rate of interest which may vary from time to time in accordance with one of the interest rate formulas set forth in Section 2.2 (or as otherwise specified in an Officers' Certificate) authenticated and delivered under the Indenture.

          (c) "Interest Payment Date" means (i) when used with respect to a Fixed Rate Note, each April 1 and October 1
     (unless otherwise specified in an Officers' Certificate), and (ii) when when used with respect to a Floating Rate Note, the dates specified in an Officers' Certificate for such Floating Rate Note, in each case, case, commencing with the next Interest Payment Date (unless the Series A MTNs are issued between a Regular Record Date and an Interest Payment Date, in which event, the first payment shall be made on the next succeeding Interest Payment Date) and continuing until principal thereof is paid or made available for payment.

          (d) "Regular Record Date," means (i) when used with respect to an Interest Payment Date applicable to a Fixed Rate Note, March 15 and September 15 (unless otherwise specified in an Officers' Certificate), and (ii) when used with respect to an Interest Payment Date applicable to a Floating Rate Note, the day 15 calendar days next preceding an Interest Payment Date (whether or not a Business Day).

          (e) "Series A MTNs" means collectively the Fixed Rate Notes and the Floating Rate Notes authenticated and delivered under the Indenture.

          (f) "Second Supplemental Indenture" means the Second Supplemental Indenture dated as of December 30, 1996 as originally executed by the Company and the Trustee.

          (g) "Stated Maturity," when used with respect to (i) the payment of principal of a Series A MTN, means nine months or more from the date of issuance of such Series A MTN as specified in an Officers' Certificate, and (ii) the payment of an installment of interest of a Series A MTN, means an Interest Payment Date specified in Section 1.3(c) of the Second Supplemental Indenture.


                                  ARTICLE TWO

                      TERMS OF SERIES A MEDIUM-TERM NOTES

          SECTION 2.1 GENERAL TERMS AND CONDITIONS OF THE SERIES A MEDIUM-TERM NOTES.

          (a) There is hereby authorized a series of Securities designated the "Medium-Term Notes, Series A", limited in aggregate principal amount to One Hundred Fifty Million Dollars ($150,000,000) (except for Series A MTNs authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Series A MTNs pursuant to Sections 304, 305, 306, 906 or 1107 of the Original Indenture).

          (b) The rate at which each of the Series A MTNs shall bear interest shall be established in an Officers' Certificate, and may either be a fixed interest rate (which may be zero) or may vary from time to time in accordance with one of the interest rate formulas more fully described in
     Section 2.2 (or otherwise as specified in an Officers' Certificate).

          (c) Unless otherwise specified in an Officers' Certificate, the date from which interest shall accrue for each Series A MTN shall be the date of issuance of the MTN.

          (d) The date, if any, on which any Series A MTN may be redeemed at the option of the Company shall be established in an Officers' Certificate.

          (e) The terms under which any of the Series A MTNs shall be repaid at the option of the Holder shall be established in an Officers' Certificate.

          (f) The Series A MTNs shall be issued as Global Securities under the Indenture, unless otherwise specified in an Officers' Certificate.

          (g) Sections 1008 and 1009 of the Indenture shall be applicable to the Series A MTNs. So long as any of the Series A MTNs are outstanding notwithstanding the redemption, repurchase or other retirement of the 1996 Debentures.

          (h) Additional terms of the Series A MTNs, if any, shall be specified in an Officer's Certificate.

          SECTION 2.2. FORM OF FLOATING RATE NOTE. The Floating Rate Notes and the Trustee's Certificate of Authentication to be endorsed thereon are to be in substantially the following form, unless otherwise specified in an Officers' Certificate:


                          SOUTHWEST GAS CORPORATION
                          MEDIUM-TERM NOTE, SERIES A

REGISTERED                     (FLOATING RATE)                      REGISTERED


NO. FLR-
CUSIP-


          THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS GLOBAL SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES. EVERY SECURITY DELIVERED UPON REGISTRATION OR TRANSFER OF, OR IN EXCHANGE FOR, OR IN LIEU OF, THIS GLOBAL SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED ABOVE.

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS TO BE MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                    TERMS
                                    -----


          Interest Rate Basis(es):
               If LIBOR Reuters:
               If LIBOR Telerate:
               If CMT Rate:
                    Designated CMT Telerate Page:
                    Designated CMT Maturity Index:
          Index Maturity:
          Spread and/or Spread Multiplier, if any:
          Initial Interest Rate, if any:
          Initial Interest Reset Date:
          Interest Reset Dates:
          Interest Payment Dates:


          Default Rate:
          Maximum Interest Rate, if any:
          Minimum Interest Rate, if any:
          Optional Reset Date, if any;
          Fixed Rate Commencement Date, if any:
          Fixed Interest Rate, if any:
          Calculation Agent:

          If Redeemable:
               Initial Redemption Date:
               Initial Redemption Percentage:
               Annual Redemption Percentage Reduction, if any:

          If Repayable:
               Optional Repayment Date(s):

          Original Issue Date:
          Stated Maturity:
          Authorized Denomination:
          Price to Public:     %, plus accrued interest, if any,
                 from
          Purchase Price:     %, plus accrued interest, if any, from
          Settlement Date and time:
          Additional/Other Terms:

          SOUTHWEST GAS CORPORATION, a California corporation (hereinafter called the "Company," which term includes any successor corporation under the Indenture, as hereinafter defined), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum set forth above at Stated Maturity shown above and to pay interest thereon from the Original Issue Date shown above or from the most recent Interest Payment Date (as hereinafter defined) to which interest has been paid or duly provided for, in arrears on the Interest Payment Dates set forth above ("Interest Payment Dates"), until the principal hereof is paid or made available for payment, and on Stated Maturity, commencing with the Interest Payment Date next succeeding the Original Issue Date, at the rate per annum determined in accordance with the provisions on the reverse hereof, depending on the Interest Rate Basis or Bases specified above. Interest will be payable on each Interest Payment Date and at Stated Maturity or upon redemption or optional repayment. Interest will be payable to the Holder at the close of business on the Regular Record Date which shall be the fifteenth calendar day (whether or not a Business Day (as defined below)) immediately preceding the related Interest Payment Date; provided, however, that interest payable at Stated Maturity or upon redemption or optional repayment will be payable to the person to whom principal is payable and (to the extent that the payment of such interest shall be legally enforceable) at the Default Rate, if any, per annum set forth above on any

overdue principal and premium and on any overdue installment of interest. If the Original Issue Date is between a Regular Record Date and the next succeeding Interest Payment Date, the first payment of interest hereon will be made on the Interest Payment Date following the next succeeding Regular Record Date to the Holder on such next Regular Record Date.

          Payment of the principal, and premium, if any, and interest payable at Stated Maturity or upon redemption or optional repayment of this Security will be made by wire transfer in immediately available funds at the corporate trust office of the Trustee in Chicago, Illinois or at the agency of the Trustee maintained for that purpose in New York, New York, provided that this Security is presented to the Trustee in time for the Trustee to make such payments in such funds in accordance with its normal procedures. Interest (other than interest payable at Stated Maturity or upon redemption or optional repayment) will be paid by check mailed to the address of the person entitled thereto as it appears in the Security Register on the applicable Regular Record Date or, at the option of the Company, by wire transfer to an account maintained by such person with a bank located in the United States. Notwithstanding the foregoing, (i) the Depositary or its nominee, if it is the registered Holder of this Security, will be entitled to receive payments of interest by wire transfer to an account maintained by such Holder with a bank located in the United States, and (ii) a Holder of $10,000,000 or more in aggregate principal amount of Securities having the same Interest Payment Date will, upon receipt on or prior to the Regular Record Date preceding an applicable Interest Payment Date by the Trustee of written instructions from such Holder, be entitled to receive payments of interest by wire transfer to an account maintained by such Holder with a bank located in the United States. Such instructions shall remain in effect with respect to payments of interest made to such Holder on subsequent Interest Payment Dates unless revoked or changed by written instructions received by the Trustee from such Holder, provided that any such written revocation or change which is received by the Trustee after a Regular Record Date and before the related Interest Payment Date shall not be effective with respect to the interest payable on such Interest Payment Date.


          REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture referred to on the reverse hereof or be valid or obligatory for any purpose.


          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:


                                     SOUTHWEST GAS CORPORATION

                                     By
                                       -----------------------

Attest:

By
   -------------------------


                        CERTIFICATE OF AUTHENTICATION

          This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                   HARRIS TRUST AND SAVINGS BANK
                                   As Trustee


                                   By
                                      --------------------------
                                          Authorized Officer

                          SOUTHWEST GAS CORPORATION
                         MEDIUM-TERM NOTES, SERIES A
                               (FLOATING RATE)

          This Security is one of a duly authorized issue of Medium-Term Notes, Series A of the Company (herein called the "Securities"), issued and to be issued under an Indenture dated as of July 15, 1996, as amended by a First Supplemental Indenture dated as of August 1, 1996 and a Second Supplemental Indenture dated as of December 30, 1996, (herein called the "Indenture") between the Company and Harris Trust and Savings Bank, as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof. The Securities of this series may be issued from time to time at varying maturities, interest rates and other terms as may be designated with respect to a Security.

          The interest rate borne by this Security shall be determined as follows:

          (i) Unless this Security is designated as a "Floating Rate/Fixed Rate Note," an "Inverse Floating Rate Note" or as having an Addendum

     attached, this Security shall be designated as a "Regular Floating Rate Note" and, except as described below or as specified on the face hereof, bear interest at the rate determined by reference to the Interest Rate Basis or Bases specified on the face hereof (a) plus or minus the Spread, if any, specified on the face hereof and/or (b) multiplied by the Spread Multiplier, if any, specified on the face hereof. Commencing on the first Interest Reset Date (as defined below), the rate at which interest on this Security shall be payable shall be reset as of each Interest Reset Date; provided, however, that the interest rate in effect for the period from the Original Issue Date to the first Interest Reset Date shall be the Initial Interest Rate specified on the face hereof.

          (ii) If this Security is designated as a "Floating Rate/Fixed Rate Note," then, except as described below or as specified on the face hereof, this Security shall bear interest at the rate determined by reference to the Interest Rate Basis or Bases specified on the face hereof (a) plus or minus the Spread, if any, specified on the face hereof and/or (b) multiplied by the Spread Multiplier, if any, specified on the face hereof. Commencing on the first Interest Reset Date, the rate at which interest on this Security shall be payable shall be reset as of each Interest Reset Date; provided, however, that the interest rate in effect for the period from the Original Issue Date to the first Interest Reset Date shall be the Initial Interest Rate specified on the face hereof and the interest rate in effect commencing on the Fixed Rate Commencement Date specified on the face hereof to Stated Maturity shall be the Fixed Interest Rate, if such rate is specified on the face hereof or, if no such Fixed Interest Rate is so specified, the interest rate in effect hereon on the day immediately preceding the Fixed Rate Commencement Date.

          (iii) If this Security is designated as an "Inverse Floating Rate Note," then, except as described below or as specified on the face hereof, this Security shall bear interest equal to the Fixed Interest Rate specified on the face hereof minus the rate determined by reference to the Interest Rate Basis or Bases specified on the face hereof (a) plus or minus the Spread, if any, specified on the face hereof and/or
     (b) multiplied by the Spread Multiplier, if any, specified on the face hereof; provided, however, that, unless otherwise specified on the face hereof, the interest rate hereon shall not be less than zero during any Interest Rate Reset Period (as defined below). Commencing on the first Interest Reset Date, the rate at which interest on this Security is payable shall be reset as of each Interest Reset Date; provided, however, that the interest rate in effect for the period from the Original Issue


     Date to the first Interest Reset Date shall be the Initial Interest Rate specified on the face hereof.

          Notwithstanding the foregoing, if this Security is designated as having an Addendum attached as specified on the face hereof, this Security shall bear interest in accordance with the terms described in such Addendum and as specified on the face hereof.

          Except as set forth above or as specified on the face hereof, the interest rate in effect on each day shall be (i) if such day is an Interest Reset Date, the interest rate determined as of the Interest Determination Date (as defined below) immediately preceding such Interest Reset Date or (ii) if such day is not an Interest Reset Date, the interest rate determined as of the Interest Determination Date immediately preceding the most recent Interest Reset Date.

          Unless otherwise specified on the face hereof:

          (1) The "Interest Reset Date" shall be, if the interest rate specified on the face hereof resets (i) daily, each Business Day;
     (ii) weekly, the Wednesday of each week (except with respect to the Treasury Rate which shall reset on the Tuesday of each week, except as described below); (iii) monthly, the third Wednesday of each month (except with respect to the 11th District Cost of Funds Rate which shall reset on the first calendar day of the month); (iv) quarterly, the third Wednesday of March, June, September and December of each year;
     (v) semiannually, the third Wednesday of the two months specified on the face hereof; and (vi) annually, the third Wednesday of the month specified on the face hereof. If any Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next succeeding day that is a Business Day, unless LIBOR is an applicable Interest Rate Basis, in which case, if such Business Day falls in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day.

          (2) The "Interest Determination Date" with respect to this Security shall be: (i) if the applicable Interest Rate Basis is the CD Rate, the CMT Rate, the Commercial Paper Rate, the Federal Funds Rate, the J.J. Kenny Rate or the Prime Rate, the second Business Day immediately preceding the applicable Interest Reset Date; (ii) if the applicable Interest Rate Basis is the 11th District Cost of Funds Rate, the last Business Day of the month immediately preceding the applicable Interest Reset Date on which the Federal Home Loan Bank of San Francisco publishes the Index (as defined below); (iii) if the applicable Interest Rate Basis is LIBOR, the second London Banking Day (as defined below) immediately preceding the applicable Interest Reset Date; and (iv) if the applicable


     Interest Rate Basis is the Treasury Rate, the day of the week in which the applicable Interest Reset Date falls on which day Treasury Bills (as defined below) are normally auctioned; provided, however, that if an auction is held on the Friday of the week preceding the applicable Interest Reset Date, the Interest Determination Date will be such preceding Friday; and provided, further, that if an auction falls on the applicable Interest Reset Date, then the Interest Reset Date will instead be the first Business Day following such auction. If the interest rate on this Security is determined by reference to two or more Interest Rate Bases, the Interest Determination Date shall be the second Business Day prior to the applicable Interest Reset Date for this Security on which each Interest Rate Basis is determinable. Each Interest Rate Basis will be determined on such date, and the applicable interest rate will take effect on the applicable Interest Reset Date.

          (3) The "Calculation Date," if applicable, pertaining to any Interest Determination Date will be the earlier of (i) the tenth calendar day after such Interest Determination Date, or, if such day is not a Business Day, the next succeeding Business Day or (ii) the Business Day immediately preceding the applicable Interest Payment Date or Stated Maturity, as the case may be.

          Unless otherwise specified on the face hereof, the interest rate with respect to each Interest Rate Basis shall be determined in accordance with the following provisions:

Determination of CD Rate
------------------------

          If the Interest Rate Basis with respect to this Security is the CD Rate, such rate shall be determined by the Calculation Agent appointed as agent by and of the Company to calculate the rates of interest applicable to securities including this Security ("Calculation Agent") in accordance with the following provisions:

          "CD Rate" means, with respect to any Interest Determination Date, the rate on such date for negotiable certificates of deposit having the Index Maturity specified on the face hereof as published by the Board of Governors of the Federal Reserve System in "Statistical Release H.15(519), Selected Interest Rates" or any successor publication ("H.15(519)") under the heading "CDs (Secondary Market)," or, if not published by 3:00 p.m., New York City time, on the related Calculation Date, the rate on such Interest Determination Date for negotiable certificates of deposit of the Index Maturity specified on the face hereof as published by the Federal Reserve Bank of New York in its daily statistical release "Composite 3:30 p.m. Quotations for U.S. Government Securities" or any successor publication ("Composite Quotations") under the heading "Certificates of Deposit." If such rate is not yet published in either H.15(519) or Composite Quotations by 3:00 p.m., New York City time, on

the related Calculation Date, then the CD Rate on such Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the secondary market offered rates as of 10:00 a.m., New York City time, on such Interest Determination Date, of three leading nonbank dealers in negotiable United States dollar certificates of deposit in The City of New York selected by the Calculation Agent for negotiable United States certificates of deposit of major United States money market banks for negotiable United States certificates of deposit with a remaining maturity closest to the Index Maturity specified on the face hereon; provided, however, that if the dealers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the CD Rate determined as of such Interest Determination Date will be the CD Rate in effect on such Interest Determination Date.

Determination of CMT Rate
-------------------------

          If the Interest Rate Basis with respect to this Security is the CMT Rate, such rate shall be determined by the Calculation Agent in accordance with the following provisions:

          "CMT Rate" means, with respect to any Interest Determination Date, the rate displayed on the Designated CMT Telerate Page (as defined below) under the caption " . . . Treasury Constant Maturities . . . Federal Reserve Board Release H.15 . . . Monday's Approximately 3:45 p.m.," under the column for the Designated CMT Maturity Index (as defined below) for (i) if the Designated CMT Telerate Page is 7055, the rate on such Interest Determination Date and (ii) if the Designated CMT Telerate Page is 7052, the week, or the month, as applicable, ended immediately preceding the week in which the related Interest Determination Date occurs. If such rate is no longer displayed on the relevant page, or if not displayed by 3:00 p.m., New York City time, on the related Calculation Date, then the CMT Rate for such Interest Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity Index as published in the relevant H.15(519). If such rate is no longer published, or if not published by 3:00 p.m., New York City time, on the related Calculation Date, then the CMT Rate for such Interest Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity Index (or other United States Treasury rate for the Designated CMT Maturity Index) for the Interest Determination Date with respect to such Interest Reset Date as may then be published by either the Board of Governors of the Federal Reserve System or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate formerly displayed on the Designated CMT Telerate Page and published in the relevant H.15(519). If such information is not provided by 3:00 p.m., New York City time, on the related Calculation Date, then the CMT Rate for the Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity, based on the arithmetic

mean of the secondary market closing offer side prices as of approximately 3:30 p.m., New York City time, on the Interest Determination Date reported, according to their written records, by three leading primary United States government securities dealers (each, a "Reference Dealer") in The City of New York selected by the Calculation Agent (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest), for the most recently issued direct noncallable fixed rate obligations of the United States ("Treasury Notes") with an original maturity of approximately the Designated CMT Maturity Index and a remaining term to maturity of not less than such Designated CMT Maturity Index minus one year. If the Calculation Agent cannot obtain three such Treasury Note quotations, the CMT Rate for such Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity based on the arithmetic mean of the secondary market offer side prices as of approximately 3:30 p.m., New York City time, on the Interest Determination Date of three Reference Dealers in The City of New York (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for Treasury Notes with an original maturity of the number of years that is the next highest to the Designated CMT Maturity Index and a remaining term to maturity closest to the Designated CMT Maturity Index and in an amount of at least $100 million. If three or four (and not five) of such Reference Dealers are quoting as described above, then the CMT Rate will be based on the arithmetic mean of the offer prices obtained and neither the highest nor the lowest of such quotes will be eliminated; provided, however, that if fewer than three Reference Dealers selected by the Calculation Agent are quoting as described herein, the CMT Rate will be the CMT Rate in effect on such Interest Determination Date. If two Treasury Notes with an original maturity as described in the third preceding sentence have remaining terms to maturity equally close to the Designated CMT Maturity Index, the quotes for the Treasury Note with the shorter remaining term to maturity will be used.

          "Designated CMT Telerate Page" means the display on the Dow Jones Telerate Service on the page specified on the face hereof (or any other page as may replace such page on that service) for the purpose of displaying Treasury Constant Maturities as reported in H.15(519). If no such page is specified on the face hereof, the Designated CMT Telerate Page shall be 7052, for the most recent week.

          "Designated CMT Maturity Index" means the original period to maturity of the Treasury Notes (either 1, 2, 3, 5, 7, 10, 20 or 30 years) specified on the face hereof with respect to which the CMT Rate will be calculated. If no such maturity is specified on the face hereof, the Designated CMT Maturity Index shall be 2 years.


Determination of Commercial Paper Rate
--------------------------------------

          If the Interest Rate Basis with respect to this Security is the Commercial Paper Rate, such rate shall be determined by the Calculation Agent in accordance with the following provisions:

          "Commercial Paper Rate" means, with respect to any Interest Determination Date, the Money Market Yield (as defined below) on such date of the rate for commercial paper having the Index Maturity specified on the face hereof as published in H.15(519) under the heading "Commercial Paper." In the event that such rate is not published by 3:00 p.m., New York City time, on the related Calculation Date then the Commercial Paper Rate shall be the Money Market Yield on such Interest Determination Date of the rate for commercial paper having the Index Maturity specified on the face hereof as published in Composite Quotations under the heading "Commercial Paper" (with an Index Maturity of one month or three months being deemed to be equivalent to an Index Maturity of 30 days or 90 days, respectively). If by 3:00 p.m., New York City time, on the related Calculation Date such rate is not yet published in H.15(519) or Composite Quotations, then the Commercial Paper Rate on such Interest Determination Date shall be calculated by the Calculation Agent and shall be the Money Market Yield of the arithmetic mean of the offered rates at approximately 11:00 a.m., New York City time, on such Interest Determination Date of three leading dealers of commercial paper in The City of New York (selected by the Calculation Agent in its discretion) for commercial paper having the Index Maturity specified on the face hereof placed for an industrial issuer whose bond rating is "Aa," or the equivalent, from a nationally recognized rating agency; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Commercial Paper Rate will be the Commercial Paper Rate in effect on such Interest Determination Date.

          "Money Market Yield" means a yield (expressed as a percentage rounded to the nearest one-hundredth of a percent, with five one-thousandths of a percent rounded upwards) calculated in accordance with the following formula:

                                    D X 360
          Money Market Yield = -----------------  X 100
                                 360 - (D X M)

where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal and "M" refers to the actual number of days in the interest period for which interest is being calculated.

Determination of 11th District Cost of Funds Rate
-------------------------------------------------

          If the Interest Rate Basis with respect to this Security is the 11th District Cost of Funds Rate, such rate shall be determined by the Calculation


Agent in accordance with the following provisions:

          "11th District Cost of Funds Rate" means, with respect to any Interest Determination Date, the rate equal to the monthly weighted average cost of funds for the calendar month immediately preceding the month in which such Interest Determination Date falls, as set forth under the caption "11th District" on Telerate Page 7058 as of 11:00 a.m., San Francisco time, on such Interest Determination Date. If such rate does not appear on Telerate Page 7058 on any related Interest Determination Date, the 11th District Cost of Funds Rate for such Interest Determination Date shall be the monthly weighted average cost of funds paid by member institutions of the 11th Federal Home Loan Bank District that was most recently announced (the "Index") by the Federal Home Loan Bank of San Francisco as such cost of funds for the calendar month immediately preceding the date of such announcement. If the Federal Home Loan Bank of San Francisco fails to announce such rate for the calendar month immediately preceding such Interest Determination Date, then the 11th District Cost of Funds Rate determined as of such Interest Determination Date will be the 11th District Cost of Funds Rate in effect on such Interest Determination Date.

Determination of Federal Funds Rate
-----------------------------------

          If the Interest Rate Basis with respect to this Security is the Federal Funds Rate, such rate shall be determined by the Calculation Agent in accordance with the following provisions:

          "Federal Funds Rate" means, with respect to any Interest Determination Date, the rate on such date for federal funds as published in H.15(519) under the heading "Federal Funds (Effective)" or, if not published by 3:00 p.m., New York City time, on the related Calculation Date, the rate on such Interest Determination Date as published in Composite Quotations under the column "Effective Rate" under the heading "Federal Funds." If by 3:00 p.m., New York City time, on the related Calculation Date such rate is not published in either H.15(519) or Composite Quotations, then the Federal Funds Rate on such Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the rates for the last transaction in overnight United States dollar federal funds arranged by three leading brokers of federal funds transactions in The City of New York selected by the Calculation Agent prior to 9:00 a.m., New York City time, on such Interest Determination Date; provided, however, that if the brokers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds Rate determined as of such Interest Determination Date will be the Federal Funds Rate in effect on such Interest Determination Date.


Determination of LIBOR
----------------------

          If the Interest Rate Basis with respect to this Security is LIBOR, such rate shall be determined by the Calculation Agent in accordance with the following provisions:

          (i) With respect to an Interest Determination Date, LIBOR will be, as specified on the face hereof, either: (a) the arithmetic mean of the offered rates (unless the Reuters Screen LIBO Page by its terms provides only for a single rate in which case the single rate shall be used) for deposits in U.S. dollars having the Index Maturity specified on the face hereof, commencing on the second London Banking Day immediately following that Interest Determination Date, that appear (or, if only a single rate is required as aforesaid, appears) on the Reuters Screen LIBO Page as of 11:00 a.m., London time, on that Interest Determination Date, if at least two such offered rates appear on the Reuters Screen LIBO Page ("LIBOR Reuters"), or (b) the rate for deposits in U.S. dollars having the Index Maturity specified on the face hereof, commencing on the second London Banking Day immediately following that Interest Determination Date, that appears on the Telerate Page 3750 as of 11:00 a.m., London time, on that Interest Determination Date ("LIBOR Telerate"). "Reuters Screen LIBO Page" means the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks). "Telerate Page 3750" means the display designated as page "3750" on the Telerate Service (or such other page as may replace the 3750 page on that service or such other service or services as may be nominated by the British Bankers' Association for the purpose of displaying London interbank offered rates for U.S. dollar deposits). If neither LIBOR Reuters nor LIBOR Telerate is specified on the face hereof, LIBOR will be determined as if LIBOR Telerate had been specified. If fewer than two offered rates appear on the Reuters Screen LIBO Page, in the case where (a) above applies, or if no rate appears on the Telerate Page 3750, in the case where (b) above applies, as applicable, LIBOR in respect of that Interest Determination Date will be determined as if the parties had specified the rate described in (ii) below.

          (ii) With respect to an Interest Determination Date on which fewer than two offered rates appear on the Reuters Screen LIBO Page, as specified in
(i)(a) above, or on which no rate appears on Telerate Page 3750, as specified in (i)(b) above, as applicable, LIBOR will be determined on the basis of the rates at which deposits in U.S. dollars having the Index Maturity specified on the face hereof are offered at approximately 11:00 a.m., London time, on that Interest Determination Date by four major banks in the London interbank market selected by the Calculation Agent ("Reference Banks") to prime banks in the London interbank market commencing on the second London Banking Day immediately following that Interest Determination Date and in a principal

amount that is representative for a single transaction in such market at such time. The Calculation Agent will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, LIBOR in respect of that Interest Determination Date will be the arithmetic mean of such quotations. If fewer than two quotations are provided, LIBOR in respect of that Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 a.m., New York City time, on that Interest Determination Date by three major banks in The City of New York selected by the Calculation Agent for the loans in U.S. dollars to leading European banks having the Index Maturity specified on the face hereof commencing on the second London Banking Day immediately following that Interest Determination Date and in a principal amount that is representative for a single transaction in such market at such time; provided, however, that if the banks selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR with respect to such Interest Determination Date will be the rate of LIBOR in effect on such date.

          "London Banking Day" means any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

Determination of Prime Rate
---------------------------

          If the Interest Rate Basis with respect to this Security is the Prime Rate, such rate shall be determined by the Calculation Agent in accordance with the following provisions:

          "Prime Rate" means, with respect to any Interest Determination Date, the rate on such date as such rate is published in H.15(519) under the heading "Bank Prime Loan." If such rate is not published prior to 3:00 p.m., New York City time, on the related Calculation Date, then the Prime Rate shall be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen US PRIME 1 Page (as defined below) as such bank's prime rate or base lending rate as in effect for such Interest Determination Date. If fewer than four such rates but more than one such rate appear on the Reuters Screen US PRIME 1 Page for such Interest Determination Date, the Prime Rate shall be the arithmetic mean of the prime rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on such Interest Determination Date by four major money center banks in The City of New York selected by the Calculation Agent. If fewer than four such rates appear on the Reuters Screen US PRIME 1, the Prime Rate for such Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of four prime rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on such Interest Determination Date furnished in the City of New York on such Interest Determination Date by the major money center banks, if any, that have provided such quotations and by a reasonable number of substitute banks or trust companies organized and doing

business under the laws of the United States, or any state thereof, having total equity capital of at least U.S. $500 million and being subject to supervision or examination by a Federal or state authority, selected by the Calculation Agent to provide such rates; provided, however, that if the Prime Rate is not published in H.15(519) and the banks or trust companies selected as aforesaid are not quoting as mentioned in this sentence, the Prime Rate determined as of such Interest Determination Date will be the Prime Rate in effect on such Interest Determination Date.

          "Reuters Screen US PRIME 1" means the display designated as page "USPRIME1" on the Reuters Monitor Money Rates Service (or such other page as may replace the USPRIME1 page on that service for the purpose of displaying prime rates or base lending rates of major United States banks).

Determination of Treasury Rate
------------------------------

          If the Interest Rate Basis with respect to this Security is the Treasury Rate, such rate shall be determined by the Calculation Agent in accordance with the following provisions:

          "Treasury Rate" means, with respect to an Interest Determination Date, the rate applicable to the most recent auction of direct obligations of the United States ("Treasury Bills") having the Index Maturity specified on the face hereof as published in H.15(519) under the heading "U.S. Government Securities--Treasury bills--Auction Average (Investment)" or, if not so published by 3:00 p.m., New York City time, on the related Calculation Date pertaining to such Interest Determination Date, the auction average rate (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) as otherwise announced by the United States Department of the Treasury. In the event that the results of the auction of Treasury Bills having the Index Maturity specified on the face hereof are not published or reported as provided above by 3:00 p.m., New York City time, on such Calculation Date or if no such auction is held on such Interest Determination Date, then the Treasury Rate shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 p.m., New York City time, on such Interest Determination Date, of three leading primary United States government securities dealers selected by the Calculation Agent for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity specified on the face hereof; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Treasury Rate will be the Treasury Rate in effect on such Interest Determination Date.


Determination of J.J. Kenny Rate
--------------------------------

          If the Interest Rate Basis with respect to this Security is the J.J. Kenny Rate, such rate shall be determined by the Calculation Agent in accordance with the following provisions:

          "J.J. Kenny Rate" means with respect to an Interest Determination Date, the high grade weekly index made available by Kenny Information Systems to the Calculation Agent for 30-day yield evaluations at par of bonds, the interest on which is exempt from Federal income taxation under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), of not less than five high grade component issuers selected by Kenny, including, without limitation, issuers of general obligation bonds, but excluding any bonds on which the interest is subject to a minimum tax or similar tax under the Internal Revenue Code unless all tax-exempt bonds are subject to such tax. In the event Kenny ceases to make available such Weekly Index, a successor indexing agent will be selected by the Calculation Agent, such index to reflect the prevailing rate for bonds rated in the highest short-term rating category by Moody's Investors Service, Inc. and Standard & Poor's in respect of issuers most closely resembling the high grade component issuers selected by Kenny for its Weekly Index, the interest on which is (i) variable on a weekly basis, (ii) exempt from Federal income taxation under the Internal Revenue Code and (iii) not subject to a minimum tax or similar tax under the Internal Revenue Code unless all tax-exempt bonds are subject to such tax. If such successor indexing agent is not available, the J.J. Kenny Rate for such Interest Reset Period will be 67% of the rate determined as if the Treasury Rate option had been originally selected.

          Notwithstanding the foregoing, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, shown on the face hereof. The Calculation Agent shall calculate the interest rate on this Security in accordance with the foregoing on each Interest Determination Date.

          The interest rate on this Security will in no event be higher than the maximum rate permitted by New York or California law as the same may be modified by the United States law of general applicability.

          The Calculation Agent will, upon the request of the Holder of this Security, provide to such Holder the interest rate hereon then in effect and, if different, the interest rate which will become effective as of the next applicable Interest Reset Date.

          If any Interest Payment Date specified on the face hereof would otherwise be a day that is not a Business Day, the Interest Payment Date shall be postponed to the next day that is a Business Day, except that if (i) the rate of interest on this Security shall be determined in accordance with the

provisions of the heading "Determination of LIBOR" above, and (ii) such Business Day is in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding Business Day. "Business Day" means
(i) any day that is not a Saturday or Sunday and that is not a day on which banking institutions or trust companies are generally authorized or obligated by law to close, and (ii) if any Security has LIBOR as the applicable Interest Rate Basis, is also a London Banking Day.

          Interest payments for this Security will include interest accrued from and including the date of issue or from and including the last date in respect of which interest has been paid, as the case may be, to, but excluding, the Interest Payment Date or Stated Maturity, as the case may be. Accrued interest hereon from the Original Issue Date or from the last date to which interest hereon has been paid, as the case may be, shall be an amount calculated by multiplying the face amount hereof by an accrued interest factor. Such accrued interest factor shall be computed by adding the interest factor calculated for each day from the Original Issue Date or from the last date to which interest shall have been paid, as the case may be, to the date for which accrued interest is being calculated. Unless otherwise specified on the face hereof, the interest factor for each such day shall be computed by dividing the interest rate (expressed as a decimal calculated to seven decimals without rounding) applicable to such day by 360, in case the Interest Rate Basis of this Security is the Commercial Paper Rate, LIBOR the CD Rate, the Prime Rate, the Federal Funds Rate and the 11th District Cost of Funds Rate, or by the actual number of days in the year in the case the Interest Rate Basis of this Security is the Treasury Rate or the CMT Rate, or 365 days in the case of the J.J. Kenny Rate. Unless otherwise specified on the face hereof, the interest factor for which the interest rate is calculated with reference to one or more Interest Rate Bases will be calculated in each period in the same manner as if only the applicable Interest Rate Basis specified on the face hereof applied.

          On each Optional Reset Date, if any, specified on the face hereof, the Company has the option to reset the Spread and the Spread Multiplier. If no date or dates for such reset are set forth on the face hereof, this Security will not be subject to such reset. The Company may exercise such option by notifying the Trustee of such exercise at least 45 but not more than 60 days prior to an Optional Reset Date. Not later than 40 days prior to such Optional Reset Date, the Trustee will mail to the Holder hereof a notice (the "Reset Notice"), first class, postage prepaid. The Reset Notice will indicate whether the Company has elected to reset the Spread or Spread Multiplier and if so, (i) such new Spread or Spread Multiplier, as the case may be; and (ii) the provisions, if any, for redemption during the period from such Optional Reset Date to the next Optional Reset Date or, if there is no such next Optional Reset Date, to Stated Maturity (each such period a "Subsequent


Interest Period"), including the date or dates on which or the period or periods during which and the price or prices at which such redemption may occur during such Subsequent Interest Period.

          Notwithstanding the foregoing, the Company may, at its option, revoke the Spread or Spread Multiplier as provided for in the Reset Notice, and establish a Spread or Spread Multiplier that is higher (or lower if this Security is designated an Inverse Floating Rate Note) than the Spread or Spread Multiplier provided for in the relevant Reset Notice for the Subsequent Interest Period commencing on such Optional Reset Date, by causing the Trustee to mail, not later than 20 days prior to an Optional Reset Date, a notice of such new Spread or Spread Multiplier to the Holder hereof. Such notice will be irrevocable. The Company must notify the Trustee of its intentions to revoke such Reset Notice at least 25 days prior to such Optional Reset Date. If the Spread or Spread Multiplier hereof is reset on an Optional Reset Date and the Holder hereof has not tendered this Security for repayment (or has validly revoked any such tender) pursuant to the next succeeding paragraph, such Holder will bear such new Spread or Spread Multiplier for the Subsequent Interest Period.

          If the Company elects to reset the Spread or Spread Multiplier as described above, the Holder hereof will have the option to elect repayment hereof by the Company on any Optional Reset Date at a price equal to the aggregate principal amount hereof outstanding on, plus any interest accrued to, such Optional Reset Date. In order to exercise such option, the Holder hereof must follow the procedures set forth below for optional repayment, except that (i) the period for delivery of this Security or notification to the Trustee will be at least 25 but not more than 35 days prior to such Optional Reset Date and (ii) a Holder who has tendered for repayment pursuant to a Reset Notice may, by written notice to the Trustee, revoke any such tender until the close of business on the tenth day prior to such Optional Reset Date.

          Unless otherwise indicated on the face of this Security, this Security may not be redeemed prior to Stated Maturity. If so indicated on the face of this Security, this Security may be redeemed, at the option of the Company, on any date on or after the date set forth on the face hereof, either in whole or from time to time in part at redemption prices declining from a specified premium, if any, to par, together with interest accrued and unpaid thereon to the date of redemption. Notice of redemption shall be mailed to the Holders of the Securities designated for redemption at their addresses as the same shall appear in the Security Register not less than 30 and not more than 60 days prior to the date of redemption, subject to all the conditions and provisions of the Indenture. In the event of any redemption, the Company will not be required to (i) issue, register the transfer of, or exchange any Security during a period beginning at the opening of business 15 days before any selection of Securities to be redeemed and ending at the close of business

on the date of mailing of the relevant notice of redemption or (ii) register the transfer or exchange of any Security, or any portion thereof, called for redemption, except the unredeemed portion of any Security being redeemed in part. Only a new Security or Securities for the amount of the unredeemed portion hereof shall be issued in the name of the Holder upon the cancellation hereof.

          If so provided on the face of this Security, the Security will be subject to repayment at the option of the Holder on the date or dates so indicated on the face hereof. If no date or dates for such repayment are set forth on the face hereof, this Security will not be repayable at the option of the Holder prior to Stated Maturity. On an optional repayment date, if any, this Security will be repayable in whole or in part in increments of $1,000 at the option of the Holder at redemption prices declining from a specified premium, if any, to par, together with interest thereon payable to the date of repayment, if the "Option to Elect Repayment," duly completed and received by the Company in accordance with the terms of this Security, is received by the Company not more than 60 nor less than 30 days prior to the date or dates of repayment set forth on the face hereof. In the event of repayment of this Security in part only, a new Security for the unrepaid portion hereof shall be issued in the name of the Holder hereof upon the surrender hereof.

          In certain circumstances described in the Indenture, the Company's obligations in respect of the Securities or in respect of certain covenants made for the benefit of the Securities may be discharged prior to payment upon the deposit with the Trustee of cash and/or U.S. Government Obligations in the required amount and upon compliance with certain conditions and other provisions of the Indenture.

          If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of the series may be declared due and payable in the manner and with the effect provided in the Indenture.

          Unless otherwise specified on the face hereof, if (i) this Security is issued with original issue discount (as defined in the Internal Revenue Code of 1986, as amended) and (ii) the principal hereof is declared to be due and payable immediately, the amount of principal due and payable with respect hereto shall be limited to the Principal Amount hereof multiplied by the sum of the Issue Price hereof (expressed as a percentage of the Principal Amount hereof) plus the original issue discount amortized from the Original Issue Date to the date of declaration, which amortization shall be computed in accordance with generally accepted bond yield computation principles in effect on the date of declaration.

          The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in

aggregate principal amount of the Notes of each series affected at the time outstanding, as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Notes, provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Notes of any series, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, without the consent of the Holder of each Note so affected, or (ii) reduce the aforesaid percentage of Notes, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holders of each Note then outstanding and affected thereby. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Notes of any series at the time outstanding affected thereby, on behalf of all of the Holders of the Notes of such series, to waive any past default in the performance of any of the covenants contained in the Indenture, or established pursuant to the Indenture with respect to such series, and its consequences, except a default in the payment of the principal of or interest on any of the Notes of such series. Any such consent or waiver by the registered Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and of any Note issued in exchange herefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Note.

          In certain limited circumstances, the Indenture also permits the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holder, at any time by the Company and the Trustee, without notice to or the consent of the Holders.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security at the times, places and rate, and in the coin or currency, herein prescribed. However, the Indenture limits Holder's rights to enforce the Indenture and this Security.

          As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Security is registrable in the Securities Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Security are payable, duly endorsed by or accompanied by a written instrument of transfer in form satisfactory to the Company and the Securities Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this

series, of authorized denominations, of like aggregate principal amount and bearing interest at the same rate or pursuant to the same formula, having the same date of issuance, redemption provisions, if any, Stated Maturity and other terms will be issued to the designated transferee or transferees. The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiples thereof. As provided in the Indenture and subject to certain limitations set forth therein, Securities of this series are exchangeable for other Securities of this series of a different authorized denomination and like principal amount and bearing the same date of issuance, redemption provisions, if any, Stated Maturity and other terms. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue and none of the Company, the Trustee or any such agent shall be affected by notice to the contrary.

          No recourse shall be had for the payment of principal of or the interest on this Security, or any claim based hereon or on the Indenture, against any incorporator, shareholder, officer or director, past, present or future, as such, of the Company or of any predecessor or successor Corporation, under any rule of law, statute, or constitution or by the enforcement of any assessment or otherwise, all such liability being released by the Holder by the acceptance of this Security and being likewise waived and released by the terms of this Indenture.

          All percentages resulting from any calculation on this Security will be rounded to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards, and all dollar amounts used in or resulting from such calculation on this Security will be rounded to the nearest cent (with one-half cent being rounded upwards).

          THE INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.



                          OPTION TO ELECT REPAYMENT

          The undersigned hereby irrevocably requests and instructs the Company to repay the within Security (or portion thereof specified below) pursuant to its terms at a price equal to the principal amount thereof, together with interest to the repayment date, to the undersigned.

          The undersigned acknowledges that for the within Security to be repaid, the Company must receive at the offices or agencies of the Trustee in Chicago, Illinois or The City of New York, during the period specified in this Security (i) the Security with this "Option to Elect Repayment" form duly completed, or (ii) a telegram, telex, facsimile or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States of America setting forth the name of the Holder of the Security, the principal amount of the Security, the amount of the Security to be repaid, a statement that the option to elect repayment is being exercised thereby and a guarantee that the Security to be repaid with the "Option to Elect Repayment" form duly completed will be received by the Company not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter and such Security and form duly completed are received by the Company by such fifth Business Day. Any such notice received by the Company during the period specified in this Security shall be irrevocable.

          If less than the entire principal amount of the within Security is to be repaid, specify the portion thereof (which shall be $1,000 or an
integral multiple thereof) which the Holder elects to have repaid:  $        ;
and specify the denomination or denominations (which shall be $1,000 or an integral multiple thereof) of the Security or Securities to be issued to the Holder for the portion of the within Security not being repaid (in the absence of any such specification, one such Security will be issued for the portion
not being repaid):  $             .

          Dated:

                              -----------------------------------------------
                              Note:  The signature to this Option to Elect
                              Repayment must correspond with the name as it appears upon the face of the within Security in every particular without alteration or enlargement or any change whatever.



                                 ABBREVIATIONS

          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws and regulations:

          TEN COM - as tenants in common
          TEN ENT - as tenants by the entireties
          JT TEN - as joint tenants with right of survivorship and not as tenants in common

     UNIF GIFT MIN ACT --                  Custodian
                         ------------------          ------------------
                              (Cust)                      (Minor)
                         Under Uniform Gifts to Minors

                         Act
                            -------------------------------------------
                                               (State)

          Additional abbreviations may also be used though not in the above list.

                            ----------------------


          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert Social Security or Other
Identifying Number of Assignee

------------------------------


----------------------------------------------------------------------------
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE


----------------------------------------------------------------------------

----------------------------------------------------------------------------
the within Security and all rights thereunder, hereby irrevocably constituting and appointing


                                                                 Attorney
-----------------------------------------------------------------
to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated:
      ------------------      ----------------------------------------------
                              Notice:      The signature to this assignment
                                           must correspond with the name as
                                           written on the face of the within
                                           instrument in every particular,
                                           without alteration or enlargement,
                                           or any change whatever.


          SECTION 2.3. FORM OF FIXED RATE NOTE. The Fixed Rate Notes and the Trustee's Certificate of Authentication to be endorsed thereon are to be in substantially the following form, unless otherwise specified in an Officers' Certificate:

                          SOUTHWEST GAS CORPORATION
                          MEDIUM-TERM NOTE, SERIES A
                                 (FIXED RATE)

REGISTERED                                                          REGISTERED

NO. FXR-
CUSIP-

     THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS GLOBAL SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITARY OR TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES. EVERY SECURITY DELIVERED UPON REGISTRATION OR TRANSFER OF, OR IN EXCHANGE FOR, OR IN LIEU OF, THIS GLOBAL SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED ABOVE.

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS TO BE MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF


FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF CEDE & CO., HAS AN INTEREST HEREIN.

                                    TERMS
                                    -----


          Interest Rate:
          Default Rate:
          Interest Payment Dates:

          If Redeemable:
               Initial Redemption Date:
               Initial Redemption Percentage:
               Annual Redemption Percentage Reduction, if any:

          If Repayable:
               Optional Repayment Date(s):

          Original Issue Date:
          Stated Maturity:
          Authorized Denomination:
          Price to Public:     %, plus accrued interest, if any, from
          Purchase Price:      %, plus accrued interest, if any, from
          Settlement Date and time:
          Additional/Other Terms:

          SOUTHWEST GAS CORPORATION, a California corporation (hereinafter called the "Company", which term includes any successor corporation under the Indenture, as hereinafter defined), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum set forth above at Stated Maturity shown above and to pay interest thereon from and including the Original Issue Date shown above or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for at a
fixed rate per annum semi-annually in arrears on              and
in each year, unless otherwise set forth above ("Interest Payment Dates"), until the principal hereof is paid or made available for payment, and on Stated Maturity. Interest will be payable on each Interest Payment Date and at Stated Maturity or upon redemption or optional repayment. Interest will be payable to the Holder at the close of business on the Regular Record Date
which shall be              and             of each year, unless otherwise set
forth above, next preceding such Interest Payment Date; provided, however, that interest payable at Stated Maturity or upon redemption or optional repayment will be payable to the person to whom principal is payable and (to

the extent that the payment of such interest shall be legally enforceable) at the Default Rate, if any, per annum set forth above on any overdue principal and premium and on any overdue installment of interest. If the Original Issue Date is between a Regular Record Date and the next succeeding Interest Payment Date, the first payment of interest hereon will be made on the Interest Payment Date following the next succeeding Regular Record Date to the Holder on such next Regular Record Date.

          Payment of the principal, and premium, if any, and interest payable at Stated Maturity or upon redemption or optional repayment on this Security will be made by wire transfer in immediately available funds at the corporate trust office of the Trustee in Chicago, Illinois or at the agency of the Trustee maintained for that purpose in New York, New York, provided that this Security is presented to the Trustee in time for the Trustee to make such payments in such funds in accordance with its normal procedures. Interest (other than interest payable at Stated Maturity or upon redemption or optional repayment) will be paid by check mailed to the address of the person entitled thereto as it appears in the Security Register on the applicable Regular Record Date or, at the option of the Company, by wire transfer to an account maintained by such person with a bank located in the United States. Notwithstanding the foregoing, (i) the Depositary or its nominee, if it is the registered Holder of this Security, will be entitled to receive payments of interest by wire transfer to an account maintained by such Holder with a bank located in the United States, and (ii) a Holder of $10,000,000 or more in aggregate principal amount of Securities having the same Interest Payment Date will, upon receipt on or prior to the Regular Record Date preceding an applicable Interest Payment Date by the Trustee of written instructions from such Holder, be entitled to receive payments of interest by wire transfer to an account maintained by such Holder with a bank located in the United States. Such instructions shall remain in effect with respect to payments of interest made to such Holder on subsequent Interest Payment Dates unless revoked or changed by written instructions received by the Trustee from such Holder, provided that any such written revocation or change which is received by the Trustee after a Regular Record Date and before the related Interest Payment Date shall not be effective with respect to the interest payable on such Interest Payment Date.

          REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture referred to on the reverse hereof or be valid or obligatory for any purpose.


          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:

                                   SOUTHWEST GAS CORPORATION

                                   By
                                     ------------------------------

Attest:

By
   ---------------------------


                        CERTIFICATE OF AUTHENTICATION

          This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                                   HARRIS TRUST AND SAVINGS BANK,
                                   As Trustee


                                   By
                                     ------------------------------
                                     Authorized Officer


                         SOUTHWEST GAS CORPORATION
                         MEDIUM-TERM NOTES, SERIES A
                                 (FIXED RATE)


          This Security is one of a duly authorized issue of Medium-Term Notes, Series A of the Company (herein called the "Securities"), issued and to be issued under an Indenture dated as of July 15, 1996, as amended by the First Supplemental Indenture dated as of August 1, 1996 and Second Supplemental Indenture dated as of December 30, 1996, (herein called the "Indenture") between the Company and Harris Trust and Savings Bank, as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof. The Securities of this series may be issued from time to time at varying maturities, interest rates and other terms as may be designated with respect to a Security.


          Interest payments for this Security will include interest accrued to but excluding the Interest Payment Dates. Interest payments for this Security shall be computed and paid on the basis of a 360-day year of twelve 30-day months. If any Interest Payment Date specified on the face hereof would otherwise be a day that is not a Business Day, the Interest Payment Date shall be postponed to the next day that is a Business Day and without any interest or other payment in respect of such delay. "Business Day" means any day that is not a Saturday or Sunday and that is not a day on which banking institutions or trust companies are generally authorized or obligated to close.

          Unless otherwise indicated on the face of this Security, this Security may not be redeemed prior to Stated Maturity. If so indicated on the face of this Security, this Security may be redeemed, at the option of the Company, on any date on or after the date set forth on the face hereof, either in whole or from time to time in part at redemption prices declining from a specified premium, if any, to par, together with interest accrued and unpaid thereon to the date of redemption. Notice of redemption shall be mailed to the Holders of the Securities designated for redemption at their addresses as the same shall appear in the Security Register not less than 30 and not more than 60 days prior to the date of redemption, subject to all the conditions and provisions of the Indenture. In the event of any redemption, the Company will not be required to (i) issue, register the transfer of, or exchange any Security during a period beginning at the opening of business 15 days before any selection of Securities to be redeemed and ending at the close of business on the date of mailing of the relevant notice of redemption or (ii) register the transfer or exchange of any Security, or any portion thereof, called for redemption, except the unredeemed portion of any Security being redeemed in part. Only a new Security or Securities for the amount of the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

          If so provided on the face of this Security, the Security will be subject to repayment at the option of the Holder on the date or dates so indicated on the face hereof. If no date or dates for such repayment are set forth on the face hereof, this Security will not be repayable at the option of the Holder prior to Stated Maturity. On an optional repayment date, if any, this Security will be repayable in whole or in part in increments of $1,000 at the option of the Holder at redemption prices declining from a specified premium, if any, to par, together with interest thereon payable to the date of repayment, if the "Option to Elect Repayment," duly completed and received by the Company in accordance with the terms of this Security, is received by the Company not more than 60 nor less than 30 days prior to the date or dates of

repayment set forth on the face hereof. In the event of repayment of this Security in part only, a new Security for the unrepaid portion hereof shall be issued in the name of the Holder hereof upon the surrender hereof.

          In certain circumstances described in the Indenture, the Company's obligation in respect of the Securities or in respect of certain covenants made for the benefit of the Securities may be discharged prior to payment upon the deposit with the Trustee of cash and/or U.S. Government Obligations in the required amount and upon compliance with certain conditions and other provisions of the Indenture.

          If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

          Unless otherwise specified on the face hereof, if (i) this Security is issued with original issue discount (as defined in the Internal Revenue Code of 1986, as amended) and (ii) the principal hereof is declared to be due and payable immediately, the amount of principal due and payable with respect hereto shall be limited to the Principal Amount hereof multiplied by the sum of the Issue Price hereof (expressed as a percentage of the Principal Amount hereof) plus the original issue discount amortized from the Original Issue Date to the date of declaration, which amortization shall be computed in accordance with generally accepted bond yield computation principles in effect on the date of declaration.

          The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Notes of each series affected at the time outstanding, as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Notes, provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Notes of any series, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, without the consent of the Holder of each Note so affected, or (ii) reduce the aforesaid percentage of Notes, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holders of each Note then outstanding and affected thereby. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Notes of any series at the time outstanding affected thereby, on behalf of all of the Holders of the Notes of such series, to waive any past default in the performance of any of the covenants contained in the Indenture, or

established pursuant to the Indenture with respect to such series, and its consequences, except a default in the payment of the principal of or interest on any of the Notes of such series. Any such consent or waiver by the registered Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and of any Note issued in exchange herefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Note.

          In certain limited circumstances, the Indenture also permits the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders, at any time by the Company and the Trustee, without notice to or the consent of the Holders.

          No reference herein to the Indenture and no provisions of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security at the times, places and rate, and in the coin or currency, herein prescribed. However, the Indenture limits Holder's rights to enforce the Indenture and this Security.

          As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Security is registrable in the Securities Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Security are payable, duly endorsed by or accompanied by a written instrument of transfer in form satisfactory to the Company and the Securities Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations, of like aggregate principal amount and bearing interest at the same rate or pursuant to the same formula, having the same date of issuance, redemption provisions, if any, Stated Maturity and other terms will be issued to the designated transferee or transferees. The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations set forth therein, Securities of this series are exchangeable for other Securities of this series of a different authorized denomination and principal amount and bearing interest at the same rate or pursuant to the same formula, having the same date of issuance, redemption provisions, if any, Stated Maturity and other terms. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.


          Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and none of the Company, the Trustee or any such agent shall be affected by notice to the contrary.

          No recourse shall be had for the payment of the principal of or the interest on this Security, or for any claim based hereon or on the Indenture, against any incorporator, shareholder, officer or director, past, present or future, as such, of the Company or of any predecessor or successor Corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability being released by the Holder by the acceptance of this Security and being likewise waived and released by the terms of the Indenture.


          THE INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTITUTED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                          OPTION TO ELECT REPAYMENT

          The undersigned hereby irrevocably requests and instructs the Company to repay the within Security (or portion thereof specified below) pursuant to its terms at a price equal to the principal amount thereof, together with interest to the repayment date, to the undersigned.

          The undersigned acknowledges that for the within Security to be repaid, the Company must receive at the offices or agencies of the Trustee in Chicago, Illinois or The City of New York, during the period specified in this Security (i) the Security with this "Option to Elect Repayment" form duly completed, or (ii) a telegram, telex, facsimile or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or a trust company in the United States of America setting forth the name of the Holder of the Security, the principal amount of the Security, the amount of the Security to be repaid, a statement that the option to elect repayment is being exercised thereby and a guarantee that the Security to be repaid with the "Option to Elect Repayment" form duly completed will be received by the Company not later than five Business Days after the date of such telegram, telex, facsimile transmission or letter and such Security and form duly completed are received by the Company by such

fifth Business Day. Any such notice received by the Company during the period specified in this Security shall be irrevocable.

          If less than the entire principal amount of the within Security is to be repaid, specify the portion thereof (which shall be $1,000 or an
integral multiple thereof) which the Holder elects to have repaid:  $        ;
and specify the denomination or denominations (which shall be $1,000 or an integral multiple thereof) of the Security or Securities to be issued to the Holder for the portion of the within Security not being repaid (in the absence of any such specification, one such Security will be issued for the portion
not being repaid):  $             .

          Dated:

                              -----------------------------------------------
                              Note:  The signature to this Option to Elect
                              Repayment must correspond with the name as it appears upon the face of the within Security in every particular without alteration or enlargement or any change whatever.


                                ABBREVIATIONS

          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws and regulations:

          TEN COM - as tenants in common
          TEN ENT - as tenants by the entireties
          JT TEN  - as joint tenants with right of survivorship and not as tenants in common
      UNIF GIFT MIN ACT --                    Custodian
                          ------------------           ------------------
                                (Cust)                       (Minor)
                         Under Uniform Gifts to Minors

                         Act
                            ---------------------------------------------
                                                 (State)

          Additional abbreviations may also be used though not in the above list.

                            ----------------------


          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert Social Security or Other
Identifying Number of Assignee

------------------------------

------------------------------------------------------------------------------
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE

------------------------------------------------------------------------------

------------------------------------------------------------------------------
the within Security and all rights thereunder, hereby irrevocably constituting and appointing

                                                                    Attorney
--------------------------------------------------------------------
to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated:
      ------------------      ------------------------------------------------
                              Notice:      The signature to this assignment
                                           must correspond with the name as
                                           written on the face of the within
                                           instrument in every particular,
                                           without alteration or enlargement,
                                           or any change whatever.

                                 ARTICLE THREE

               CONTINUED APPLICABILITY OF REMAINING PROVISIONS
                          OF THE ORIGINAL INDENTURE

          SECTION 3.1 CONTINUED APPLICABILITY. Except as specifically amended, supplemented or deleted by this Second Supplemental Indenture, all provisions of the Original Indenture shall be applicable for all purposes with respect to the Series A MTNs, and the Original Indenture, as supplemented and amended hereby and by the First Supplemental Indenture, is hereby ratified, confirmed and approved. The Original Indenture as supplemented and amended by the First Supplemental Indenture and this Second Supplemental Indenture shall be construed as one and the same instrument.


          IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed as of the day and year first above written.


                                   SOUTHWEST GAS CORPORATION


                                   By   /s/ JEFFREY W. SHAW
                                      ---------------------------



                                   HARRIS TRUST AND SAVINGS BANK,
                                   as Trustee



                                   By   /s/ DANIEL G. DONOVAN
                                      ---------------------------
                                          Authorized Officer
